EXHIBIT 10.2

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-13662) pertaining to the Equant N.V. 1998 Share Option Plan of our report dated February 12, 2004 (except for Note 33 for which the date is April 7, 2004) and our report dated March 4, 2003 with respect to the consolidated financial statements of France Telecom S.A., included in its Annual Report (Form 20-F) for the year ended December 31, 2003 filed with the Securities and Exchange Commission on April 16, 2004.

ERNST & YOUNG Audit

Represented by Christian Chiarasini

Paris, France

April 16, 2004